Exhibit 10.24.2

EXECUTION VERSION

AMENDMENT NO. 1

TO

FIFTH AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF

PENSKE TRUCK LEASING CO., L.P.

THIS AMENDMENT NO. 1 (this “Amendment”) to that certain FIFTH AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP dated March 18, 2015 (the “Original Agreement”), is made this 24th day of November, 2015 (the “Restructuring Date”) by and among Penske Truck Leasing Corporation, a Delaware corporation with its offices at 2675 Morgantown Road, Reading, Pennsylvania 19607 (as further defined in the Original Agreement, “PTLC”), PTL GP, LLC, a Delaware limited liability company, formerly known as LJ VP, LLC, with its offices at 2675 Morgantown Road, Reading, Pennsylvania 19607 (as further defined in the Original Agreement, “PTL GP”), Penske Automotive Group, Inc., a Delaware corporation with its offices at 2555 Telegraph Road, Bloomfield Hills, Michigan 48302 (as further defined in the Original Agreement, “PAG”), GE Capital Truck Leasing Holding LLC, a Delaware limited liability company, formerly GE Capital Truck Leasing Holding Corp., with its offices at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808 (“GE Truck Leasing Holdco”), Logistics Holding LLC, a Delaware limited liability company, formerly Logistics Holding Corp., with its offices at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808 (“GE Logistics Holdco”), General Electric Credit Corporation of Tennessee, a Tennessee corporation with its offices at 2 Bethesda Metro Center, Suite 600, Bethesda, MD 20814 (as further defined in the Original Agreement, “GE Tennessee”), and MBK Commercial Vehicles Inc., a Delaware corporation, with its offices at Nippon Life Marunouchi Garden Tower, 1-3 Marunounchi 1-chome, Chiyoda-ku, Tokyo, Japan (as further defined in the Original Agreement, “MBK CV”), and MBK USA Commercial Vehicles Inc., a Delaware corporation, with its offices at Nippon Life Marunouchi Garden Tower, 1-3 Marunounchi 1-chome, Chiyoda-ku, Tokyo, Japan (as further defined in the Original Agreement, “MBK USA CV”).

WITNESSETH:

WHEREAS, General Electric Capital Corporation, a Delaware corporation incorporated in 2000 (“GECC”) currently owns all of the capital stock of GE Tennessee and directly and indirectly owns all of the capital stock of GE Logistics Holdco and GE Truck Leasing Holdco;

WHEREAS, in connection with a reorganization of GECC (the “Reorganization”), all of the capital stock of GE Tennessee will be contributed to GE Capital US Holdings, Inc., a Delaware corporation (“GE Capital US Holdings”; such contribution, the “Contribution”), and simultaneously with the Contribution, the equity interests through which GECC holds the remaining equity interests in GE Logistics Holdco and GE Truck Leasing Holdco and substantial other assets will be contributed directly and indirectly to GE Capital US Holdings;

WHEREAS, subsequent to the Contribution, a merger will occur in which the then assets and liabilities of GECC will become assets and liabilities of the General Electric Company (“GE”; such merger, the “Merger”);

WHEREAS, GE Capital US Holdings is to become a wholly owned subsidiary of an intermediate holding company, GE Capital Global Holdings, LLC, a Delaware limited liability company (“GE Capital Global Holdings”), wholly owned by GE (the “Second Contribution”);

WHEREAS, certain provisions of the Original Agreement relate to GECC and its subsidiaries and upon the Second Contribution such provisions should relate to GE Capital Global Holdings and its subsidiaries;

WHEREAS, this Amendment modifies certain provisions of Section 6.6 of the Original Agreement;

WHEREAS, pursuant to Section 6.6(i) of the Original Agreement, the appropriate members of the Advisory Committee have approved this Amendment in a writing dated as of November 24, 2015;

WHEREAS, on November 2, 2015, Logistics Holding Corp. converted from a Delaware corporation to a Delaware limited liability company with the name Logistics Holding LLC; and

WHEREAS, on November 5, 2015, GE Capital Truck Leasing Holding Corp. converted from a Delaware corporation to a Delaware limited liability company with the name GE Capital Truck Leasing Holding LLC; and

NOW, THEREFORE, in consideration of the foregoing premises, the undertakings set forth and described herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties to the Original Agreement, intending to be legally bound, covenant and agree as follows:

1.Unless specified otherwise in this Amendment, each amendment contained in this Amendment is effective contemporaneously with the Contribution and prior to the Merger.  GE Truck Leasing Holdco will give notice to the parties to this Amendment promptly after the Contribution  and Second Contribution, but such notice is not a condition to the effectiveness of the amendments contained herein.

2.Effective immediately, Schedule A of the Partnership Agreement is hereby amended and restated in its entirety as set forth on Exhibit A to this Amendment.

3.Section 2.46 is amended in its entirety and replaced by the following effective from and after the Contribution:

“2.46  GECC.  “GECC” shall mean GE Capital US Holdings, Inc., a Delaware corporation; provided, that for purposes of Section 6.6 only, “GECC” shall also mean GE Capital Global Holdings, LLC, a Delaware limited liability company. ”

and shall be further amended in its entirety and replaced by the following effective from and after the Second Contribution:

“2.46  GECC.  “GECC” shall mean GE Capital Global Holdings, LLC, a Delaware limited liability company.”

4.Effective immediately, Sections 2.50 and 2.57 of the Original Agreement are amended in their entirety and replaced by the following:

“2.50  GE Logistics Holdco.  “GE Logistics Holdco” shall mean Logistics Holding LLC, a Delaware limited liability company, formerly Logistics Holding Corp., and shall include any Permitted Intragroup Transferees thereof.”

“2.57    GE Truck Leasing Holdco.  “GE Truck Leasing Holdco” shall mean GE Capital Truck Leasing Holding LLC, a Delaware limited liability company, formerly GE Capital Truck Leasing Holding Corp., and shall include any Permitted Intragroup Transferees thereof.”

5.Section 2.48 of the Original Agreement is hereby deleted in its entirety.

6.Section 2.100 is amended in its entirety and replaced by the following:

“2.100  Mitsui Priority Amount.  “Mitsui Priority Amount” shall mean the Purchase Indemnity Amount under (and as defined in) that certain Purchase and Sale Agreement, dated as of the date hereof, by and among GE Logistics Holdco, GE Capital Memco, LLC, a Delaware limited liability company, Predecessor GE Capital, MBK CV and MBK USA CV.”

7.Section 2.139A is added as follows:

“2.139A  Predecessor GE Capital.  “Predecessor GE Capital” shall mean General Electric Capital Corporation, a Delaware corporation incorporated in 2000.”

8.The first two sentences of Section 6.6(j)(4) are amended in their entirety and replaced by the following:

“(4)    “Existing Business Activities” means, with respect to Penske Corporation or any of its Affiliates, any business conducted or investment held by Penske Corporation or any of its Affiliates on the date of this Agreement; and means, with respect to GECC or any of its Subsidiaries any business conducted or investment held by Predecessor GE Capital or any of its Subsidiaries on the date of this Agreement; and means, with respect to Mitsui or any of its Subsidiaries, any business conducted or investment held by Mitsui or any of its Subsidiaries on the date of this Agreement, or, in each case, contemplated by any existing contractual arrangements applicable to Penske Corporation or any of its Affiliates, Predecessor GE Capital or any of its Subsidiaries or Mitsui or any of its Subsidiaries, as the case may be, on the date of this Agreement. It is acknowledged and agreed that neither the business operations conducted as of the date hereof by GE Capital Fleet Services or the commercial equipment finance businesses of Predecessor GE Capital, nor any reasonable expansions of such business operations or extensions of such business operations (including by acquisition) which are reasonably and directly related to the businesses and operations of GE Capital Fleet Services or the commercial equipment finance businesses of Predecessor GE Capital conducted as of the date hereof shall be deemed to directly compete with the Partnership for purposes of this Section 6.6.”

9.The outline numbering in Section 6.5(c) is hereby amended to remove the duplicate clause (i) and renumber it as clause (ii) such that clauses (i) through (ix) shall become clauses (i) through (x).  For the avoidance of doubt, all cross references to clauses (i) through (x) of Section 6.5(c) in the Original Agreement are accurate and shall remain the same.

10.Entire Understanding; Amendments.  Except as expressly amended by this Amendment, the Original Agreement remains in full force and effect.  The Original Agreement as amended by this Agreement constitutes the entire understanding among the parties hereto relative to the subject matter thereof. For preclusion of doubt, this Amendment does not modify or amend any rights or obligations of the Partnership or any Partners with respect to events or circumstances arising or existing prior to the Contribution, which matters will continue to be governed by the agreement of limited partnership of the Partnership in effect at the applicable time, and does not waive or release any claim of a Partner or the Partnership with respect to any event or circumstance arising or existing prior to the Second Contribution.

11.Advice of Counsel.  Each of the parties hereto acknowledges that it has been advised by counsel in connection with the execution of this Amendment and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Amendment.

12.Severability.  If any part of this Amendment is contrary to, prohibited by, or deemed invalid under applicable Laws as defined in the Original Agreement, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

13.Captions; Interpretation.  The captions at various places in this Amendment are intended for convenience only and do not constitute and shall not be interpreted as part of this Amendment.  For the avoidance of doubt, any reference to “the date hereof” or “the date of this Agreement” included in the amended provisions of the Original Agreement as set forth above is a reference to March 18, 2015 and not the Restructuring Date.

14.Counterparts; Electronic Signatures.  This Amendment may be executed in any number of separate counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Delivery of a counterpart hereto by facsimile transmission or by electronic transmission of an Adobe portable document format file (also known as a “PDF file”) shall be as effective as delivery of an original counterpart hereto.

15.GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE APPLIED TO CONTRACTS TO BE PERFORMED WHOLLY WITHIN THE STATE OF DELAWARE AND WITHOUT REFERENCE TO ANY CONFLICT OF LAW RULES THAT MIGHT LEAD TO THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Restructuring Date

GENERAL PARTNER:

PTL GP, LLC
By:	LJ VP Holdings LLC,
its sole member
	By:	Penske Truck Leasing Corporation,
its sole managing member

	By:	/s/Brian Hard
		Name:	Brian Hard
		Title:	President and Chief Executive Officer

AMENDMENT TO PTL PARTNERSHIP AGREEMENT

SIGNATURE PAGE

LIMITED PARTNER:

PENSKE TRUCK LEASING
CORPORATION

By:	/s/Brian Hard
	Name:	Brian Hard
	Title:	President and Chief Executive Officer

AMENDMENT TO PTL PARTNERSHIP AGREEMENT

SIGNATURE PAGE

LIMITED PARTNER:

PENSKE AUTOMOTIVE GROUP, INC.

By:	/s/J.D. Carlson
	Name:	J.D. Carlson
	Title:	CFO

AMENDMENT TO PTL PARTNERSHIP AGREEMENT

SIGNATURE PAGE

LIMITED PARTNER:

GE CAPITAL TRUCK LEASING
HOLDING LLC

By:	General Electric Credit Corporation of
Tennessee, its manager

By:	/s/Ryan P. Doherty
	Name:	Ryan P. Doherty
	Title:	Secretary and Authorized Signer

AMENDMENT TO PTL PARTNERSHIP AGREEMENT

SIGNATURE PAGE

LIMITED PARTNER:

LOGISTICS HOLDING LLC

By:	GE Capital Truck Leasing Holding LLC, its
Manager

By:	General Electric Credit Corporation of
Tennessee, its Manager

By:	/s/Anthony J. Iannini
	Name:	Anthony J. Iannini
	Title:	Asst. Secretary and Authorized Signer

AMENDMENT TO PTL PARTNERSHIP AGREEMENT

SIGNATURE PAGE

LIMITED PARTNER:

GENERAL ELECTRIC CREDIT
CORPORATION OF TENNESSEE

By:	/s/Anthony J. Iannini
	Name:	Anthony J. Iannini
	Title:	Asst. Secretary and Authorized Signer

AMENDMENT TO PTL PARTNERSHIP AGREEMENT

SIGNATURE PAGE

LIMITED PARTNER:

MBK COMMERCIAL VEHICLES INC.

By:	/s/Rui Nakatani
	Name:	Rui Nakatani
	Title:	Chief Executive Officer

AMENDMENT TO PTL PARTNERSHIP AGREEMENT

SIGNATURE PAGE

LIMITED PARTNER:

MBK USA COMMERCIAL VEHICLES INC.

By:	/s/Rui Nakatani
	Name:	Rui Nakatani
	Title:	Chief Executive Officer

AMENDMENT TO PTL PARTNERSHIP AGREEMENT

SIGNATURE PAGE

Schedule A

Effective as of the date hereof

Name	Percentage Interest
General Partner
PTL GP, LLC	10.79%
Limited Partners
Penske Truck Leasing Corporation	32.23%
Penske Automotive Group, Inc.	7.08%
GE Capital Truck Leasing Holding LLC	29.27%
Logistics Holding LLC.	0.24%
General Electric Credit Corporation of Tennessee	0.39%
MBK Commercial Vehicles Inc.	16.00%[1]
MBK USA Commercial Vehicles Inc.	4.00%[2]

1  Note: Certain of the Partnership Interests included in, and represented by, MBK CV’s Percentage Interest are pledged, as of the Effective Time, pursuant to the terms of the Mitsui Co-Obligation Fee, Payment and Security Agreement.

2  Note:  Certain of the Partnership Interests included in, and represented by, MBK USA CV’s Percentage Interest are pledged, as of the Effective Time, pursuant to the terms of the Mitsui Co-Obligation Fee, Payment and Security Agreement.